                                                                     Exhibit 4.1

   NUMBER               [METROMEDIA FIBER NETWORK LOGO]             SHARES
MFN

CLASS A COMMON STOCK       METROMEDIA FIBER NETWORK, INC.      CUSIP 591689 10 4

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS IS TO CERTIFY THAT





is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $.01 PAR VALUE PER SHARE, OR

     -------------------                                -------------------
------------------------ METROMEDIA FIBER NETWORK, INC. ------------------------
     -------------------                                -------------------

transferable on the books of the Corporation by the registered holder hereof in person or by its duly authorized attorney, upon surrender of this certificate properly endorsed.
     This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Certificate of Incorporation, as amended, of the Corporation (a copy of which is on file with the Transfer Agent) to all of which the holder of this certificate, by acceptance hereof, assents.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

Dated:


         [METROMEDIA FIBER NETWORK, INC. CORPORATE SEAL 1993 DELAWARE]


         /s/ Arnold L. Wadler                /s/ Howard M. Finkelstein

                               SECRETARY                               PRESIDENT


COUNTERSIGNED AND REGISTERED
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                     TRANSFER AGENT
                                      AND REGISTRAR
BY:

                                 AUTHORIZED OFFICER

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM -- as tenants in common               UNIF GIFT MIN ACT -- __________ Custodian ___________
     TEN ENT -- as tenants by the entireties                              (Cust)               (Minor)
     JT TEN  -- as joint tenants with right of                          under Uniform Gifts to Minors
                survivorship and not as tenants                         Act _________________
                in common                                                        (State)


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------------SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
------------------------------------------------------------------------ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PROMISES.
DATED
     ---------------------

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        NOTICE: THIS SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17 AD-15.